Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with this Quarterly Report on Form 10-QSB (the "Report") of China Cable and Communication, Inc. (the "Company") for the quarter ended March 31, 2005, I, Yau-Sing Tang, the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: June 20, 2005                                /s/ Yau-Sing Tang
                                                   -----------------
                                                   Yau-Sing Tang
                                                   Chief Financial Officer